Investment Securities - Schedule of Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other securities:
FHLB stock	$ 6,071	$ 6,156
MIB stock	151	151
Equity securities with readily determinable fair values	78	46
Total other investment securities	$ 6,300	$ 6,353